UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2016

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 25, 2016, Harvest Natural Resources, Inc. (the "Company") received a notice (the "Notice") from the New York Stock Exchange ("NYSE") stating that the Company is not in compliance with the NYSE’s continued listing requirements. Specifically, Section 802.01B of the NYSE Listed Company Manual provides that an NYSE-listed company is not in compliance if its average global market capitalization over a consecutive 30 trading-day period is less than $50 million and, at the same time, its stockholders’ equity is less than $50 million.

As required by NYSE rules, the Company has notified the NYSE that, within 45 days of receipt of the NYSE’s notice, the Company will submit a business plan that demonstrates its ability to regain compliance within 18 months. The NYSE will either accept the business plan, at which time the Company will be subject to quarterly monitoring for compliance with the plan, or will not accept the plan. If the Company fails to comply with the business plan or the NYSE does not accept the plan, the NYSE may commence suspension and delisting procedures.

The Company’s business operations, securities reporting requirements and debt obligations are unaffected by receipt of the Notice. The Company’s common stock will continue to be traded on the NYSE under the symbol "HNR", subject to the Company’s compliance with other NYSE continued listing requirements, but will be assigned the notation .BC after the listing symbol to signify that the Company is not currently in compliance with the NYSE’s continued listing standards.

Item 8.01 Other Events.

As required by NYSE rules, on April 29, 2016, the Company issued a press release relating to the Notice. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference into this item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Harvest Natural Resources, Inc., dated April 29, 2016

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains projections and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. They include statements regarding the Company’s intention to submit a business plan to the NYSE and the Company’s ability to regain compliance with the NYSE’s continued listing standards. All statements other than statements of historical facts may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from the Company’s expectations as a result of factors discussed in the Company’s public filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

April 29, 2016	By:	Keith L. Head

Name: Keith L. Head
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Harvest Natural Resources, Inc., dated April 29, 2016